UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): March 22, 2017

CNH EQUIPMENT TRUST 2017-A

(Exact Name of Issuing Entity as Specified in its Charter)

Issuing Entity CIK: 0001699147

CNH CAPITAL RECEIVABLES LLC

(Exact Name of Depositor as Specified in its Charter)

Depositor CIK: 0001115252

CNH INDUSTRIAL CAPITAL AMERICA LLC

(Exact Name of Sponsor as Specified in its Charter)

Sponsor CIK: 0001540092

Delaware

(State or Other Jurisdiction of Incorporation)

333-206749 333-206749-04 (Commission File Number)	39-1995297 (CNH Capital Receivables LLC) 82-6120767 (CNH Equipment Trust 2017-A) (IRS. Employer Identification No.)

6900 Veterans Boulevard, Burr Ridge, Illinois (Address of Principal Executive Offices)	60527 (Zip Code)

(630) 887-5451

(Registrant’s Telephone Number, Including Area Code)

No Change

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.       Entry into a Material Definitive Agreement.

On March 22, 2017, CNH Equipment Trust 2017-A (the “Trust”) publicly issued $181,000,000 of Class A-1 Asset Backed Notes (the “Class A-1 Notes”), $310,000,000 of Class A-2 Asset Backed Notes (the “Class A-2 Notes”), $272,000,000 of Class A-3 Asset Backed Notes (the “Class A-3 Notes”) and $87,290,000 of Class A-4 Asset Backed Notes (the “Class A-4 Notes, and together with the Class A-1 Notes, the Class A-2 Notes and the Class A-3 Notes, the “Notes”) pursuant to the registration statement filed with the Securities and Exchange Commission on Form SF-3 (File No. 333-206749) on September 3, 2015 (as amended by pre-effective amendment no. 1 on November 17, 2015 and pre-effective amendment no. 2 on December 16, 2015 and as amended by post-effective amendment no. 1 on January 12, 2016).

The lead managers for the issuance of the Notes were Citigroup Global Markets Inc., Rabo Securities USA, Inc. and SG Americas Securities, LLC (the “Representatives”). In connection with the offering described above, as described in the Prospectus dated March 15, 2017 (the “Prospectus”) which was filed with the Securities and Exchange Commission pursuant to its Rule 424(b)(5), the Registrant is filing the final forms of the agreements listed below under exhibits (the “Transaction Documents”).  The Transaction Documents are described more fully in the Prospectus.

Item 9.01. Financial Statements and Exhibits

(a)           Not applicable

(b)           Not applicable

(c)           Not applicable

(d)           Exhibits

Exhibit No.	Document Description
4.1	Indenture, dated as of March 1, 2017, between CNH Equipment Trust 2017-A and Citibank, N.A., as indenture trustee

4.2	Sale and Servicing Agreement, dated as of March 1, 2017, among CNH Capital Receivables LLC, New Holland Credit Company, LLC and CNH Equipment Trust 2017-A

4.3	Purchase Agreement, dated as of March 1, 2017, between CNH Industrial Capital America LLC and CNH Capital Receivables LLC

4.4	Administration Agreement, dated as of March 1, 2017, among CNH Equipment Trust 2017-A, New Holland Credit Company, LLC, Wilmington Trust Company, as trustee, and Citibank, N.A., as indenture trustee

4.5

Asset Representations Review Agreement, dated as of March 1, 2017, among CNH Equipment Trust 2017-A, New Holland Credit Company, LLC and Clayton Fixed Income Services LLC, as asset representations reviewer

4.6	Memorandum of Understanding, dated as of March 22, 2017, among CNH Industrial Capital America LLC, CNH Capital Receivables LLC, CNH Equipment Trust 2017-A and Citibank, N.A., as indenture trustee

4.7	Letter Agreement, dated as of March 22, 2017, among New Holland Credit Company, LLC and Wilmington Trust Company, as trustee

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CNH CAPITAL RECEIVABLES LLC, as depositor

By:	/s/ Thomas N. Beckmann
Name:	Thomas N. Beckmann
Title:	Assistant Treasurer

Dated:     March 22, 2017

INDEX TO EXHIBITS

Exhibit No.	Document Description
4.1	Indenture, dated as of March 1, 2017, between CNH Equipment Trust 2017-A and Citibank, N.A., as indenture trustee

4.2	Sale and Servicing Agreement, dated as of March 1, 2017, among CNH Capital Receivables LLC, New Holland Credit Company, LLC and CNH Equipment Trust 2017-A

4.3	Purchase Agreement, dated as of March 1, 2017, between CNH Industrial Capital America LLC and CNH Capital Receivables LLC

4.4	Administration Agreement, dated as of March 1, 2017, among CNH Equipment Trust 2017-A, New Holland Credit Company, LLC, Wilmington Trust Company, as trustee, and Citibank, N.A., as indenture trustee

4.5

Asset Representations Review Agreement, dated as of March 1, 2017, among CNH Equipment Trust 2017-A, New Holland Credit Company, LLC and Clayton Fixed Income Services LLC, as asset representations reviewer

4.6	Memorandum of Understanding, dated as of March 22, 2017, among CNH Industrial Capital America LLC, CNH Capital Receivables LLC, CNH Equipment Trust 2017-A and Citibank, N.A., as indenture trustee

4.7	Letter Agreement, dated as of March 22, 2017, among New Holland Credit Company, LLC and Wilmington Trust Company, as trustee